SMITH BARNEY TRUST II

On Behalf of Smith Barney Small Cap Growth Opportunities Fund (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 1, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED FEBRUARY 28, 2004

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and the Statement of Additional Information of Smith Barney Trust II (the “Trust”) with respect to the Fund:

The Board of Trustees of the Trust has approved an amendment to the Investment Management Agreement between the Trust, regarding the Fund, and Smith Barney Fund Management LLC. Effective September 1, 2004, the management fee, which is calculated daily and payable monthly, will be reduced from 1.10% to 0.75% of the average daily net assets.

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